FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, February 19, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.084 per share to shareholders of record on February 11, 2013, payable February 19, 2013, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	January 2013 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.005	6.6%	$0.005	6.6%
Net Realized Short-Term Capital Gains	0.054	63.9%	0.054	63.9%
Net Realized Long-Term Capital Gains	0.025	29.5%	0.025	29.5%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.084	100.0%	$0.084	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended January 31, 2013 (2)	5.48%
Current Fiscal YTD Annualized Distribution Rate (3)	6.81%

YTD Cumulative Total Return on NAV (4)	3.36%
YTD Cumulative Distribution Rate (5)	0.57%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of January 31, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2013 to January 31, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to January 31, 2013 as a percentage of the fund’s NAV as of January 31, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, March 18, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.084 per share to shareholders of record on March 11, 2013, payable March 18, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	February 2013 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.016	19.6%	$0.022	13.1%
Net Realized Short-Term Capital Gains	0.004	4.4%	0.057	34.2%
Net Realized Long-Term Capital Gains	0.064	76.0%	0.089	52.7%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.084	100.0%	$0.168	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended February 28, 2013 (2)	5.51%
Current Fiscal YTD Annualized Distribution Rate (3)	6.92%

YTD Cumulative Total Return on NAV (4)	3.54%
YTD Cumulative Distribution Rate (5)	1.15%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of February 28, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2013 to February 28, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to February 28, 2013 as a percentage of the fund’s NAV as of February 28, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, April 18, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.085 per share to shareholders of record on April 11, 2013, payable April 18, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	March 2013 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.042	49.0%	$0.064	25.2%
Net Realized Short-Term Capital Gains	0.009	11.0%	0.067	26.4%
Net Realized Long-Term Capital Gains	0.034	40.0%	0.122	48.4%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.085	100.0%	$0.253	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended March 31, 2013 (2)	6.15%
Current Fiscal YTD Annualized Distribution Rate (3)	6.84%

YTD Cumulative Total Return on NAV (4)	5.88%
YTD Cumulative Distribution Rate (5)	1.71%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 28, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2013 to March 31, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to March 31, 2013 as a percentage of the Fund’s NAV as of March 28, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, May 20, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.085 per share to shareholders of record on May 13, 2013, payable May 20, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	April 2013 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.040	46.7%	$0.103	30.6%
Net Realized Short-Term Capital Gains	0.039	45.7%	0.106	31.2%
Net Realized Long-Term Capital Gains	0.006	7.6%	0.129	38.2%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.085	100.0%	$0.338	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended April 30, 2013 (2)	5.89%
Current Fiscal YTD Annualized Distribution Rate (3)	6.86%

YTD Cumulative Total Return on NAV (4)	6.80%
YTD Cumulative Distribution Rate (5)	2.29%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2013 to April 30, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to April 30, 2013 as a percentage of the Fund’s NAV as of April 30, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, June 20, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.085 per share to shareholders of record on June 13, 2013, payable June 20, 2013, under the current Managed Distribution Plan that pays 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	May 2013 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.037	44.1%	$0.141	33.3%
Net Realized Short-Term Capital Gains	0.048	55.9%	0.177	41.9%
Net Realized Long-Term Capital Gains	-	0.0%	0.105	24.8%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.085	100.0%	$0.423	100.0%

(1) YTD February 1, 2013 to January 9, 2014. (The distribution paid on January 9, 2013 was reportable for tax on Form 1099 in 2012)

Under the terms of the Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended May 31, 2013 (2)	5.85%
Current Fiscal YTD Annualized Distribution Rate (3)	6.88%

YTD Cumulative Total Return on NAV (4)	7.47%
YTD Cumulative Distribution Rate (5)	2.87%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2013.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2013 to May 31, 2013, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2013 to May 31, 2013 as a percentage of the Fund’s NAV as of May 31, 2013.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103